UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2012

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,  08837-2206

(Address of Principal Executive Offices)  (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,  08837-2206

(Address of Principal Executive Offices)  (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On September 12, 2012, the board of directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Company”) approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors (the “Committee”) and authorized the General Partner to enter into:

(i)                                     multi-year restricted stock award agreements (the “2012 Multi-Year Restricted Stock Agreements”) with each of Mitchell E. Hersh, Barry Lefkowitz and Roger W. Thomas, and to issue to Messrs. Hersh, Lefkowitz and Thomas 210,000, 68,667 and 41,000 shares of restricted common stock (the “Restricted Shares”), respectively, pursuant to the General Partner’s 2004 Incentive Stock Plan;

(ii)                                  multi-year total stockholder return (“TSR”) based award agreements (the “TSR-Based Performance Agreements”) with each of Messrs. Hersh, Lefkowitz and Thomas, and to issue to Messrs. Hersh, Lefkowitz and Thomas 3,375, 1,125 and 660 performance shares (the “Performance Shares”), respectively, pursuant to the General Partner’s 2004 Incentive Stock Plan; and

(iii)                               multi-year deferred retirement compensation agreements (the “Deferred Retirement Compensation Agreements”) with each of Messrs. Hersh, Lefkowitz and Thomas, and on January 1 of each year during the term of the Deferred Retirement Compensation Agreements to issue to Messrs. Hersh, Lefkowitz and Thomas stock units (the “Stock Units”) pursuant to the General Partner’s 2004 Incentive Stock Plan evidencing the right to receive cash based on the value of shares of the General Partner’s common stock upon the occurrence of certain events.

Multi-Year Restricted Stock Agreements

The Restricted Shares will be issued to Messrs. Hersh, Lefkowitz and Thomas pursuant to the 2012 Multi-Year Restricted Stock Agreements on January 1, 2013 and may vest commencing January 1, 2014, with the number of Restricted Shares scheduled to be vested and earned on each vesting date on an annual basis over a five to seven year period equal to:

(i)                                     20% of such Restricted Shares on January 1, 2014;

(ii)                                  20% of such Restricted Shares on January 1, 2015;

(iii)                               20% of such Restricted Shares on January 1, 2016;

(iv)                              20% of such Restricted Shares on January 1, 2017; and

(v)                                 20% of such Restricted Shares on January 1, 2018, with any unvested Restricted Shares carried forward into 2019 and 2020.

The vesting of each tranche of Restricted Shares is subject to the attainment of annual flexible performance goals to be set by the Committee for each year.  Dividends on unvested Restricted Shares shall accrue, but shall only become payable if and when such Restricted Shares vest.

The 2012 Multi-Year Restricted Stock Agreements are filed as Exhibits 10.1 through 10.3 hereto and are incorporated herein by reference.

Multi-Year TSR-Based Performance Agreements

The Performance Shares will be issued to Messrs. Hersh, Lefkowitz and Thomas pursuant to the TSR-Based Performance Agreements on January 1, 2013 and may vest commencing December 31, 2013, with the number of Performance Shares scheduled to be vested and earned on each vesting date on an annual basis over a five year period equal to:

(i)                                     20% of such Performance Shares on December 31, 2013;

(ii)                                  20% of such Performance Shares on December 31, 2014;

(iii)                               20% of such Performance Shares on December 31, 2015;

(iv)                              20% of such Performance Shares on December 31, 2016; and

(v)                                 20% of such Performance Shares on December 31, 2017.

The vesting of each tranche of Performance Shares is subject to the attainment at each fiscal year end of a minimum stock price and either an absolute TSR target or a relative TSR target (the “TSR Performance Targets”) in comparison to a selection of Peer Group REITs (as defined below), in each case as shall be fixed by the Committee for each year.  TSR, for purposes of the TSR-Based Performance Agreements, shall be equal to the share appreciation plus any dividends (including special dividends) distributed in the relevant period. Upon such vesting, each Performance Share is convertible into up to $1,000 of the General Partner’s common stock valued as of the last day of the fiscal year in which such Performance Shares shall vest, with the actual amount of Performance Shares earned each year determined based on the extent to which the TSR Performance Targets have been satisfied.  If the Company’s TSR exceeds the maximum TSR Performance Targets for that year, then the amount of such excess TSR may be carried forward or backward to any other year during the five year performance period covered by TSR-Based Performance Agreements for purposes of satisfying the TSR Performance Targets in such other year.

The Committee fixed a minimum price of $30.00 for the General Partner’s common stock in order for the Performance Shares to vest in 2013 (which price is subject to adjustment by the Committee in subsequent years on an annual basis), and established the following TSR Performance Targets for 2013:

Absolute TSR Performance:

Absolute TSR Performance	Percentage of Target Payout Earned
6.0%	33.33%
7.5%	66.67%
9.0%	100.00%

Relative TSR Performance:

Relative TSR Performance	Percentage of Target Payout Earned
40th Percentile	33.33%
50th Percentile	66.67%
60th Percentile	100.00%

2013 Peer Group REITs for purposes of determining the Relative TSR Performance:

The “Peer Group REITs” shall be selected by the Committee prior to the beginning of each Performance Period.

Pursuant to the TSR-Based Performance Agreements, Messrs. Mitchell, Lefkowitz and Thomas may earn up to $675,000, $225,000 and $132,000 in the General Partner’s common stock in each year during the five year term of the TSR-Based Performance Agreements.  Upon the issuance of shares of the General Partner’s common stock upon the vesting of any Performance Shares, Messrs. Mitchell, Lefkowitz and Thomas shall be entitled to accrued dividends on such shares of the General Partner’s common stock as if they had been issued as of the date the Performance Shares had been issued.

The TSR-Based Performance Agreements are filed as Exhibits 10.4 through 10.6 hereto and are incorporated herein by reference.

Multi-Year Deferred Retirement Compensation Agreements

Pursuant to the Deferred Retirement Compensation Agreements, the Company will make annual contributions of Stock Units representing shares of the General Partner’s common stock on January 1 of each year from 2013 through 2017 into a deferred compensation account maintained on behalf of each Messrs. Hersh, Lefkowitz and Thomas.  The annual contribution for Messrs. Hersh, Lefkowitz and Thomas shall be in an amount of Stock Units equal to $500,000, $160,000 and $100,000, respectively.  For 2013, the number of Stock Units will be determined using a fixed grant date price of $30.00 per share.

Vesting of each annual contribution of Stock Units will occur on December 31 of each year, subject to continued employment. Upon the payment of dividends on the General Partner’s common stock, Messrs. Hersh, Lefkowitz and Thomas shall be entitled to dividend equivalent payments in respect of both vested and unvested Stock Units payable in the form of additional

Stock Units. The Stock Units shall become payable within 30 days after the earliest of any of the following triggering events: (a) the executive’s death or disability; (b) the date of the executive’s separation from service to the Company; and (c) the effective date of a change in control, in each case as such terms are defined in the employment agreements of Messrs. Hersh, Lefkowitz and Thomas. Upon the occurrence of a triggering event, the Stock Units shall be paid in cash based on the closing price of the General Partner’s common stock on the date of such triggering event.

The Deferred Retirement Compensation Agreements are filed as Exhibits 10.7 through 10.9 hereto and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Multi-Year Restricted Stock Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.2	Multi-Year Restricted Stock Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.3	Multi-Year Restricted Stock Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Roger W. Thomas.

10.4	TSR-Based Performance Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.5	TSR-Based Performance Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.6	TSR-Based Performance Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Roger W. Thomas.

10.7	Deferred Retirement Compensation Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.8	Deferred Retirement Compensation Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.9	Deferred Retirement Compensation Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Roger W. Thomas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: September 12, 2012	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: September 12, 2012	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Multi-Year Restricted Stock Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.2	Multi-Year Restricted Stock Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.3	Multi-Year Restricted Stock Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Roger W. Thomas.

10.4	TSR-Based Performance Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.5	TSR-Based Performance Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.6	TSR-Based Performance Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Roger W. Thomas.

10.7	Deferred Retirement Compensation Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.8	Deferred Retirement Compensation Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.9	Deferred Retirement Compensation Agreement, dated as of September 12, 2012, between Mack-Cali Realty Corporation and Roger W. Thomas.